                             LETTER OF TRANSMITTAL
                                   TO TENDER
                   5% CONVERTIBLE SUBORDINATED NOTES DUE 2006
                (CUSIP 848934 AA 3, 848934 AB 1 AND 848934 AC 9)
                                       OF

                              SPORTSLINE USA, INC.
                       PURSUANT TO THE OFFER TO PURCHASE
                            DATED SEPTEMBER 21, 1999
THE TENDER OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON TUESDAY, OCTOBER 19, 1999, UNLESS EXTENDED (SUCH DATE, AS THE SAME MAY BE EXTENDED, THE "EXPIRATION DATE"). HOLDERS OF NOTES MUST TENDER THEIR NOTES ON OR PRIOR TO THE EXPIRATION DATE IN ORDER TO RECEIVE THE TENDER OFFER CONSIDERATION. TENDERS OF NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

                    The Depositary for the Tender Offer is:

                      STATE STREET BANK AND TRUST COMPANY

                                                                              BY OVERNIGHT COURIER
            BY MAIL:                    FACSIMILE TRANSMISSION:                   OR BY HAND:
--------------------------------    --------------------------------    --------------------------------
   Corporate Trust Department                (617) 662-1452                Corporate Trust Department
           5th Floor                         (For Eligible                         5th Floor
     2 Avenue de Lafayette                 Institutions Only)                2 Avenue de Lafayette
  Boston, Massachusetts 02111             CONFIRM BY TELEPHONE            Boston, Massachusetts 02111
     Attn: MacKenzie Elijah                  (617) 662-1525                  Attn: MacKenzie Elijah

     DELIVERY OF THIS LETTER OF TRANSMITTAL (THE "LETTER OF TRANSMITTAL") TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS LISTED ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. HOLDERS THAT TENDER BY BOOK-ENTRY TRANSFER IN ACCORDANCE WITH DTC'S ATOP PROCEDURES FOR TRANSFER WILL SEND AN AGENT'S MESSAGE PURSUANT TO DTC'S PROCEDURES IN LIEU OF COMPLETING THIS LETTER OF TRANSMITTAL.

     All capitalized terms used herein and not defined shall have the meaning ascribed to them in the Offer to Purchase.

------------------------------------------------------------------------------------------------------------------------
                                                  DESCRIPTION OF NOTES
------------------------------------------------------------------------------------------------------------------------
   NAME(S) AND ADDRESS(ES) OF HOLDER(S)                                 AGGREGATE PRINCIPAL         PRINCIPAL AMOUNT
        (PLEASE FILL IN, IF BLANK)             CERTIFICATE NUMBER       AMOUNT REPRESENTED**            TENDERED
------------------------------------------------------------------------------------------------------------------------

                                            -------------------------------------------------------------------------

                                            -------------------------------------------------------------------------

                                            -------------------------------------------------------------------------

                                            -------------------------------------------------------------------------
                                             TOTAL PRINCIPAL AMOUNT
                                                    OF NOTES
------------------------------------------------------------------------------------------------------------------------
  * Need not be completed by Holders (as defined herein) tendering by book-entry transfer in accordance with DTC's ATOP procedures for transfer.
 ** Unless otherwise specified, it will be assumed that the entire aggregate principal amount represented by the Notes described above is being tendered. See Instruction 2 below.
------------------------------------------------------------------------------------------------------------------------

     List above the Notes to which this Letter of Transmittal relates. If the space provided above is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.

     ANY QUESTIONS WITH RESPECT TO THE TENDER OFFER MAY BE DIRECTED TO BANCBOSTON ROBERTSON STEPHENS (THE "DEALER MANAGER"), WHOSE ADDRESS AND TELEPHONE NUMBER APPEAR ON THE BACK COVER OF THIS LETTER OF TRANSMITTAL. ANY QUESTIONS, REQUESTS FOR ASSISTANCE OR REQUESTS FOR ADDITIONAL COPIES OF THE OFFER TO PURCHASE AND THIS LETTER OF TRANSMITTAL SHOULD BE DIRECTED TO MORROW & CO., INC., WHICH IS ACTING AS INFORMATION AGENT FOR THE TENDER OFFER, WHOSE ADDRESS AND TELEPHONE NUMBER APPEAR ON THE BACK COVER OF THIS LETTER OF TRANSMITTAL.

     The instructions contained herein should be read carefully before this Letter of Transmittal is completed.

     HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE TENDER OFFER CONSIDERATION PURSUANT TO THE TENDER OFFER MUST VALIDLY TENDER (OR RETENDER IF SUCH HOLDERS HAVE PREVIOUSLY WITHDRAWN) THEIR NOTES TO THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

     This Letter of Transmittal is to be used by Holders of Notes issued under the Indenture, dated as of March 15, 1999 (CUSIP Nos. 848934 AA 3, 848934 AB 1 and 848934 AC 9), of SportsLine USA, Inc., a Delaware corporation. This Letter of Transmittal is to be used by such Holders if: (i) certificates representing Notes are to be physically delivered to the Depositary herewith by such Holders or (ii) tender of Notes is to be made according to the guaranteed delivery procedures set forth under the caption "The Tender Offer -- Procedures for Tendering Notes -- Guaranteed Delivery" in the Offer to Purchase.

     A DTC participant tendering through ATOP, in order to make a valid tender, must deliver an Agent's Message in lieu of a completed and duly executed Letter of Transmittal to the Depositary. Delivery of documents to DTC does not constitute delivery to the Depositary.

     IN THE EVENT THAT THE TENDER OFFER IS WITHDRAWN OR OTHERWISE NOT COMPLETED, THE TENDER OFFER CONSIDERATION WILL NOT BE PAID OR BECOME PAYABLE TO HOLDERS OF THE NOTES WHO HAVE VALIDLY TENDERED THEIR NOTES IN CONNECTION WITH THE TENDER OFFER, AND ANY TENDERED NOTES WILL BE RETURNED.

     THE TENDER OFFER IS MADE UPON THE TERMS AND SUBJECT TO THE CONDITIONS SET FORTH IN THE OFFER TO PURCHASE AND HEREIN. HOLDERS SHOULD CAREFULLY REVIEW THE INFORMATION SET FORTH THEREIN AND HEREIN.

     The undersigned should complete, execute and deliver this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Tender Offer.

                                TENDER OF NOTES
--------------------------------------------------------------------------------
       [ ]  CHECK HERE IF TENDERED NOTES ARE ENCLOSED HEREWITH.

       [ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER (INCLUDING THROUGH ATOP) MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE
            FOLLOWING:

 Name of Tendering Institution:
 ------------------------------------------------------------------------------

 Name of Book-Entry Transfer Facility: DTC

 Account Number
 ------------------------------------------------------------------------------

 Transaction Code Number
 ------------------------------------------------------------------------------

       [ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

 Name(s) of Registered Holder(s):
 ---------------------------------------------------------------------------

 Window Ticket Number (if any):
 ----------------------------------------------------------------------------

 Date of Execution of Notice of Guaranteed Delivery:
 -------------------------------------------------------

 Name of Eligible Institution that Guaranteed Delivery:
 -----------------------------------------------------

If Holders desire to tender Notes pursuant to the Tender Offer and (i) certificates representing such Notes are not lost but are not immediately available, (ii) time will not permit this Letter of Transmittal, certificates representing such Notes and all other required documents to reach the Depositary prior to the Expiration Date, or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Holders may effect a tender of such Notes in accordance with the guaranteed delivery procedures set forth in the Offer to Purchase under the caption "The Tender Offer -- Procedures for Tendering Notes -- Guaranteed Delivery." See Instruction 1 below.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     By execution hereof, the undersigned acknowledges receipt of the Offer to Purchase dated September 21, 1999 (the "Offer to Purchase") of SportsLine USA, Inc., a Delaware corporation ("SportsLine"), relating to SportsLine's 5% Convertible Subordinated Notes due 2006 (the "Notes") and this Letter of Transmittal (the "Letter of Transmittal" and, together with the Offer to Purchase, the "Offer Documents"), which together constitute SportsLine's offer (the "Tender Offer") to purchase for cash any and all outstanding Notes, upon the terms and subject to the conditions set forth in the Offer Documents. As of September 21, 1999, $90.0 million aggregate principal amount of the Notes was outstanding.

     Upon the terms and subject to the conditions of the Tender Offer, the undersigned hereby tenders to SportsLine the principal amount of Notes indicated above.

     Subject to, and effective upon, the acceptance for purchase of, and payment for, the principal amount of Notes tendered with this Letter of Transmittal, the undersigned hereby sells, assigns and transfers to, or upon the order of, SportsLine all right, title and interest in and to the Notes that are being tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of SportsLine) with respect to such Notes, with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Notes on the account books maintained by DTC to, or upon the order of, SportsLine, (ii) present such Notes for transfer of ownership on the books of the relevant security registrar, and
(iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Notes, all in accordance with the terms of and conditions to the Tender Offer as described in the Offer to Purchase.

     The undersigned understands that tenders of Notes may be withdrawn by written notice of withdrawal received by the Depositary at any time prior to the Expiration Date, and, thereafter, if the Tender Offer is terminated without any Notes being purchased thereunder and as set forth below. In the event of a termination of the Tender Offer, certificates representing Notes tendered pursuant to the Tender Offer will be returned to the tendering Holder promptly (or in the case of Notes tendered by book-entry transfer, such Notes will be credited to the account maintained at DTC from which such Notes were delivered). If, prior to the Expiration Date, SportsLine increases the Tender Offer Consideration, any such changes in consideration would be applicable to all Holders whose Notes are accepted for payment pursuant to the Tender Offer. In addition, if at the time notice of any such change is first published, sent or given to Holders, the Tender Offer is scheduled to expire at any time prior to the tenth business day from and including the date that such notice is first published, sent or given, the Tender Offer would be extended at least until the expiration of such ten business day period.

     The undersigned understands that valid tenders of Notes pursuant to any of the procedures described in the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and SportsLine upon the terms and subject to the conditions of the Tender Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Notes tendered hereby, and that when such Notes are accepted for purchase and payment by SportsLine, SportsLine will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or by SportsLine to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby.

     For purposes of the Tender Offer, the undersigned understands that SportsLine will be deemed to have accepted for purchase validly tendered Notes (or defectively tendered Notes with respect to which SportsLine has waived such defect), if, as and when SportsLine gives oral (confirmed in writing) or written notice thereof to the Depositary.

     The undersigned understands that, under certain circumstances and subject to certain conditions of the Tender Offer (each of which SportsLine may waive) set forth in the Offer to Purchase, SportsLine would not be required to accept for purchase any of the Notes tendered. Any Notes not accepted for purchase will be returned promptly to the undersigned at the address set forth above (or in the case of Notes tendered by book-entry transfer, such Notes will be credited to the account maintained at DTC from which such Notes were delivered), unless otherwise indicated herein under "Special Delivery Instructions" below.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

     The undersigned understands that the delivery and surrender of the Notes is not effective, and the risk of loss of the Notes does not pass to the Depositary, until receipt by the Depositary (whether through DTC's ATOP procedures for transfer or otherwise) of this Letter of Transmittal (or an Agent's Message in the case of an ATOP transfer), or a manually signed facsimile hereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to SportsLine. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Notes will be determined by SportsLine, in its sole discretion, which determination shall be final and binding.

     Unless otherwise indicated herein under "Special Issuance Instructions," the undersigned hereby requests that any Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of the undersigned (and in the case of Notes tendered by book-entry transfer, by credit to the account at DTC), and checks for payments of the Tender Offer Consideration, as the case may be, to be made in connection with the Tender Offer be issued to the order of the undersigned. Similarly, unless otherwise indicated herein under "Special Delivery Instructions," the undersigned hereby requests that any Notes representing principal amounts not tendered or not accepted for purchase and checks for payments of the Tender Offer Consideration to be made in connection with the Tender Offer be delivered to the undersigned at the address(es) shown above. In the event that the "Special Issuance Instructions" box or the "Special Delivery Instructions" box is, or both are, completed, the undersigned hereby requests that any Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, certificates for such Notes be delivered to, and checks for payments of the Tender Offer Consideration to be made in connection with the Tender Offer be issued in the name(s) of, and be delivered to, the person(s) at the addresses so indicated. The undersigned recognizes that SportsLine has no obligation pursuant to the "Special Issuance Instructions" box or "Special Delivery Instructions" box to transfer any Notes from the name of the registered Holder(s) thereof if SportsLine does not accept for purchase any of the principal amount of such Notes so tendered.

        ---------------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                        (SEE INSTRUCTIONS 2, 3, 4 AND 6)

        To be completed ONLY if Notes in a principal amount not tendered or not accepted for purchase are to be issued in the name of, or if a check for the Tender Offer Consideration is to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) within the box entitled "Description of Notes" within this Letter of Transmittal (the "Beneficiary") or if Notes tendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at DTC other than the one designated above (the "Account Party"). Any such Beneficiary or Account Party must complete a Substitute Form W-9.

   Issue  [ ] Notes
          [ ] Checks
          (Check as applicable)

   Name
   --------------------------------------------------------------------
                                 (PLEASE PRINT)

   Address
   --------------------------------------------------------------------
                                 (PLEASE PRINT)

        ---------------------------------------------------------------
                                   (ZIP CODE)

        ---------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                        (SEE SUBSTITUTE FORM W-9 HEREIN)

   Credit unpurchased Notes by book-entry to the DTC account set forth below.

        ---------------------------------------------------------------
                              (DTC ACCOUNT NUMBER)

   Name of Account Party:

        ---------------------------------------------------------------


                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 2, 3, 4 AND 6)

        To be completed ONLY if Notes in a principal amount not tendered or not accepted for purchase or if a check for the Tender Offer Consideration is to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal (a "Recipient") or to an address different from that shown in the box entitled
   "Description of Notes" within this Letter of Transmittal.

   Issue  [ ] Notes
          [ ] Checks
          (Check as applicable)

   Name
   --------------------------------------------------------------------
                               (PLEASE PRINT)

   Address
   --------------------------------------------------------------------
                                 (PLEASE PRINT)

        ---------------------------------------------------------------
                                   (ZIP CODE)

        ---------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                        (SEE SUBSTITUTE FORM W-9 HEREIN)

        ---------------------------------------------------------------

--------------------------------------------------------------------------------
                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS
                    OF NOTES REGARDLESS OF WHETHER NOTES ARE
                      BEING PHYSICALLY DELIVERED HEREWITH)

     This Letter of Transmittal must be signed by the registered Holder(s) of Notes exactly as their name(s) appear(s) on certificate(s) for Note(s) or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as owner of Notes, or by person(s) authorized to become registered Holder(s) by endorsement and the documents transmitted with this Letter of Transmittal. Endorsements on Notes and signatures on bond powers by Holders not executing this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 3 below. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to SportsLine of such person's authority to so act. See Instruction 3 below.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATORY
                       (See guarantee requirement below)
   Dated:                                                              , 1999
         --------------------------------------------------------------
   Name(s)
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------
                                    (PLEASE PRINT)

 Capacity
          ----------------------------------------------------------------------

 Address
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------
                                   (INCLUDING ZIP CODE)

   Area Code and Tel. No.
   --------------------------------------------------------------------------

   Tax Identification or Social Security No.
                    ------------------------------------------------------------
                                     (COMPLETE ACCOMPANYING SUBSTITUTE FORM
                                                           W-9)
                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED -- SEE INSTRUCTION 3 BELOW)
Authorized
Signature
          ----------------------------------------------------------------------

Name of Eligible
Institution
          ----------------------------------------------------------------------

Address
          ----------------------------------------------------------------------

Area Code and
Tel. No.
          ----------------------------------------------------------------------
Dated:                                                                  ,1999
          --------------------------------------------------------------

[affix Medallion Guarantee
     Stamp here]

--------------------------------------------------------------------------------

                                  INSTRUCTIONS

          FORMING PART OF THE TERMS AND CONDITIONS OF THE TENDER OFFER

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES FOR NOTES OR BOOK-ENTRY CONFIRMATIONS; GUARANTEED DELIVERY PROCEDURES; WITHDRAWAL OF
TENDERS. To tender Notes in the Tender Offer, physical delivery of certificates for Notes or a confirmation of any book-entry transfer into the Depositary's account with DTC of Notes tendered electronically, as well as a properly completed and duly executed copy or manually signed facsimile of this Letter of Transmittal, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date. The Depositary and DTC have confirmed that the Tender Offer is eligible for ATOP. Accordingly, DTC participants may electronically transmit their acceptance of the Tender Offer by causing DTC to transfer Notes to the Depositary in accordance with DTC's ATOP procedures for transfer in lieu of delivering this Letter of Transmittal. DTC will then send an Agent's Message (as defined in the Offer to Purchase) to the Depositary. The method of delivery of this Letter of Transmittal, Notes and all other required documents to the Depositary is at the election and risk of Holders. If such delivery is by mail, it is suggested that Holders use properly insured registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Depositary prior to such date. No alternative, conditional or contingent tenders of Notes will be accepted. HOLDERS DESIRING TO TENDER NOTES ON THE EXPIRATION DATE SHOULD NOTE THAT SUCH HOLDERS MUST ALLOW SUFFICIENT TIME FOR COMPLETION OF THE ATOP PROCEDURES DURING THE NORMAL BUSINESS HOURS OF DTC ON THAT DATE. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Depositary. THIS LETTER OF TRANSMITTAL AND THE NOTES SHOULD BE SENT ONLY TO THE DEPOSITARY, NOT TO SPORTSLINE, THE TRUSTEE, THE INFORMATION AGENT OR THE DEALER MANAGER. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

     If a Holder desires to tender Notes pursuant to the Tender Offer and (a) certificates representing such Notes are not lost but are not immediately available, (b) time will not permit this Letter of Transmittal, certificates representing such Notes and all other required documents to reach the Depositary on or prior to the Expiration Date, or (c) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date, a tender may be effected if all the following are complied with:

          (a) such tender is made by or through an Eligible Institution;

          (b) on or prior to the Expiration Date, the Depositary has received from such Eligible Institution at one of the addresses of the Depositary set forth on the first page of this Letter of Transmittal, a properly completed and validly executed Notice of Guaranteed Delivery (by manually signed facsimile transmission, mail or hand delivery) in substantially the form provided with the Offer to Purchase, setting forth the name(s) and addressees of the registered Holder(s) and the principal amount of Notes being tendered and stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the applicable Letter of Transmittal properly completed and validly executed (or a manually signed facsimile thereof or Agent's Message in lieu thereof), together with certificates representing the Notes (or confirmation of book-entry transfer of such Notes into the Depositary's account with DTC) and any other documents required by the Letter of Transmittal and the instructions thereto, will be deposited by such Eligible Institution with the Depositary; and

          (c) this Letter of Transmittal (or a manually signed facsimile thereof), properly completed and validly executed with any required signature guarantees or Agent's Message in lieu thereof, together with certificates for all Notes in proper form for transfer (or confirmation of book-entry transfer of such Notes into the Depositary's account with DTC), and any other required documents are received by the Depositary within three NYSE trading days after the date of execution of such Notice of Guaranteed Delivery.

     Tenders of Notes may be validly withdrawn at any time on or prior to the Expiration Date. Holders who wish to exercise their right of withdrawal with respect to the Tender Offer must give written notice of withdrawal delivered by mail, hand delivery or manually signed facsimile transmission, which notice must be received by the Depositary at one of its addresses set forth on the first page of this Letter of Transmittal on or prior to the Expiration Date. In order to be valid, a notice of withdrawal must specify the name of the person who deposited the Notes to be withdrawn (the "Depositor"), the name in which the Notes are registered (or, if tendered by book-entry transfer, the name of the DTC participant whose name appears on the security position listing as the owner of such Notes), if different from that of the Depositor, and the principal amount of Notes to be withdrawn. If certificates have been delivered or otherwise identified (through confirmation of book-entry transfer of such Notes) to the Depositary, the name of the Holder and the certificate number or numbers relating to such Notes withdrawn must also be furnished to the Depositary as aforesaid prior to the physical release of the certificates for the withdrawn Notes (or, in the case of Notes transferred by book-entry transfer, the name and number of the account at DTC to be credited with withdrawn Notes). The notice of withdrawal must be signed by the Holder in the same manner as this Letter of Transmittal (including, in any case, any required signature guarantees), or be accompanied by evidence satisfactory to SportsLine that the person withdrawing the tender has succeeded to be the beneficial owner of such Notes. Withdrawals of tendered Notes may not be rescinded and any Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Tender Offer. However, validly withdrawn Notes may be retendered by following the procedures therefor described in the Offer to Purchase at any time on or prior to the Expiration Date.

     2. PARTIAL TENDERS. Tenders of Notes pursuant to the Tender Offer will be accepted only in respect of principal amounts equal to $1,000 or integral multiples thereof. If less than the entire principal amount of any Notes evidenced by a submitted certificate is tendered, the tendering Holder must fill in the principal amount tendered in the last column of the box entitled "Description of Notes" herein. The entire principal amount represented by the certificates for all Notes delivered to the Depositary will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Notes is not tendered or not accepted for purchase, Notes representing such untendered or unaccepted amount will be sent (or if tendered by book-entry transfer, returned by credit to the account at DTC designated herein) to the Holder unless otherwise provided in the appropriate box on this Letter of Transmittal (see Instruction 4), promptly after the Notes are accepted for purchase.

     3. SIGNATURES ON THIS LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENT; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered Holder(s) of the Notes tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a DTC participant whose name is shown as the owner of the Notes tendered hereby, the signature must correspond with the name shown on the security position listing, as the owner of the Notes.

     If any of the Notes tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal. If any tendered Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

     If this Letter of Transmittal is signed by the Holder, and the certificates for any principal amount of Notes not tendered or not accepted for purchase are to be issued (or if any principal amount of Notes that is not tendered or not accepted for purchase is to be reissued or returned) to or, if tendered by book-entry transfer, credited to the account at DTC of the Holder, and checks for payments of the Tender Offer Consideration to be made in connection with the Tender Offer are to be issued to the order of the Holder, then the Holder need not endorse any certificates for tendered Notes, nor provide a separate bond power. In any other case (including if this Letter of Transmittal is not signed by the Holder), the Holder either must properly endorse the certificates for Notes tendered or transmit a separate properly completed bond power with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on such Notes, and, with respect to a DTC participant whose name appears on a security position listing as the owner of Notes, exactly as the name(s) of the participants appear(s) on such security position listing), with the signature on the endorsement or bond power guaranteed by an Eligible Institution, unless such certificates or bond powers are executed by an Eligible Institution.

     If this Letter of Transmittal or any certificates for Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting, in a fiduciary, or representative capacity, such persons should so indicate when signing and proper evidence satisfactory to SportsLine of their authority so to act must be submitted with this Letter of Transmittal.

     Endorsements on certificates for Notes and signatures on bond powers provided in accordance with this Instruction 3 by registered Holders not executing this Letter of Transmittal must be guaranteed by an Eligible Institution, unless the signature is that of an Eligible Institution.

     No signature guarantee is required if (i) this Letter of Transmittal is signed by the registered Holder(s) of the Notes tendered herewith (or by a DTC participant whose name appears on a security position listing as the owner of Notes) and the payment of the Tender Offer Consideration is to be made, or if any Notes for principal amounts not tendered or not accepted for purchase are to be issued, directly to such Holder(s) (or, if tendered by a DTC participant, any Notes for principal amounts not tendered or not accepted for purchase are to be credited to such participant's account at DTC) and neither the "Special Issuance Instructions" box nor the "Special Delivery Instructions" box of this Letter of Transmittal has been completed or (ii) such Notes are tendered for the account of an Eligible Institution. In all other cases, all signatures on Letters of Transmittal and endorsements on certificates, signatures on bond powers accompanying Notes must be guaranteed by an Eligible Institution, unless the signature is that of an Eligible Institution.

     4. SPECIAL PAYMENT AND SPECIAL DELIVERY INSTRUCTIONS. Tendering Holders should indicate in the applicable box or boxes the name and address to which Notes for principal amounts not tendered or not accepted for purchase or checks for payment of the Tender Offer Consideration to be made in connection with the Tender Offer are to be issued or sent, if different from the name and address of the registered or acting Holder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Notes not tendered or not accepted for purchase will be returned to the registered or acting Holder of the Notes tendered. Any Holder tendering by book-entry transfer may request that Notes not tendered or not accepted for purchase be credited to such account at DTC as such Holder may designate under the caption "Special Issuance Instructions." If no such instructions are given, any such Notes not tendered or not accepted for purchase will be returned by crediting the DTC account designated above.

     5. SUBSTITUTE FORM W-9. Each tendering Holder is required to provide the Depositary with the Holder's correct taxpayer identification number ("TIN") and federal employer identification number, on Substitute Form W-9, which is provided under "Important Tax Information" below, or, alternatively, to establish another basis for exemption from backup withholding. A Holder must cross out item (2) in the Certification box on Substitute Form W-9 if such Holder is subject to backup withholding. Failure to provide the information on the form may subject the tendering Holder to 31% federal income tax backup withholding on the payments made to the Holder or other payee with respect to Notes purchased pursuant to the Tender Offer. The box in Part 3 of the form should be checked if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN, thereafter the Depositary will withhold 31% on all such payments of the Tender Offer Consideration until a TIN is provided to the Depositary.

     6. TRANSFER TAXES. SportsLine will pay all transfer taxes applicable to the purchase and transfer of Notes pursuant to the Tender Offer, except in the case of deliveries of certificates for Notes for principal amounts not tendered or not met that are registered or issued in the name of any person other than the registered or acting Holder of Notes tendered thereby. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

     7. IRREGULARITIES. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Notes will be determined by SportsLine, in its sole discretion, which determination shall be final and binding. ALTERNATIVE, CONDITIONAL OR CON-

TINGENT TENDERS WILL NOT BE CONSIDERED VALID. SportsLine reserves the absolute right to reject any or all tenders of Notes that are not in proper form or the acceptance of which would, in SportsLine's opinion, be unlawful. SportsLine also reserves the right to waive any defects, irregularities or conditions of tender as to particular Notes. SportsLine's interpretations of the terms and conditions of the Tender Offer (including the instructions in this Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Notes must be cured within such time as SportsLine determines, unless waived by SportsLine. Tenders of Notes shall not be deemed to have been made until all defects or irregularities have been waived by SportsLine or cured. All tendering Holders, by execution of this Letter of Transmittal or a manually signed facsimile hereof, waive any right to receive notice of the acceptance of their Notes for purchase. None of SportsLine, the Depositary, the Dealer Manager, the Information Agent, the Trustee or any other person will be under any duty to give notice of any defects or irregularities in tenders of Notes, or will incur any liability to Holders for failure to give any such notice.

     8. WAIVER OF CONDITIONS. SportsLine expressly reserves the absolute right, in its sole and absolute discretion, to amend or waive any of the conditions to the Tender Offer in the case of any Notes tendered, in whole or in part, at any time and from time to time.

     9. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES FOR NOTES. Any Holder whose certificates for Notes have been mutilated, lost, stolen or destroyed should write to or telephone the Trustee at the address or telephone number set forth in the Offer to Purchase.

     10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering Notes and requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to the Information Agent whose address and telephone number appear below. A Holder may also contact such Holder's broker, dealer, commercial bank, trust company or nominee for assistance concerning the Tender Offer.

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a Holder whose tendered Notes are accepted for purchase or exchange is required to provide the Depositary with such Holder's current TIN on Substitute Form W-9 below. If such Holder is an individual, the TIN is his social security number. If the Depositary is not provided with the correct TIN, the Holder or other payee may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any Offer Consideration paid to such Holder or other payee with respect to Notes purchased pursuant to the Offer may be subject to 31% backup withholding tax.

     Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that Holder must submit to the Depositary a properly completed Internal Revenue Service Form W-8 (a "Form W-8") signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any Offer Consideration paid to the Holder or other payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on any Offer Consideration paid to a Holder or other payee with respect to Notes purchased pursuant to the Offer, the Holder is required to notify the Depositary of the Holder's current TIN (or the TIN of any other payee) by completing the form below, certifying that (i) the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (ii) the Holder is not subject to backup withholding because (a) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The Holder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the Notes. If the Notes are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9," for additional guidance on which number to report.

               PAYER'S NAME: STATE STREET BANK AND TRUST COMPANY

----------------------------------------------------------------------------------------------------------------------------

 SUBSTITUTE                            PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT   ---------------------------------
 FORM W-9                              RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.        SOCIAL SECURITY NUMBER(S)
 DEPARTMENT OF THE TREASURY INTERNAL
 REVENUE SERVICE                                                                                        OR

                                                                                         ---------------------------------
                                                                                              EMPLOYER IDENTIFICATION
                                                                                                     NUMBER(S)
                                      ------------------------------------------------------------------------------------
 PAYER'S REQUEST FOR TAXPAYER          PART 2 -- CERTIFICATION -- UNDER PENALTIES OF
 IDENTIFICATION NUMBER ("TIN")         PERJURY, I CERTIFY THAT:
                                       (1) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT
                                           TAXPAYER IDENTIFICATION NUMBER (OR I AM
                                           WAITING FOR A NUMBER TO BE ISSUED FOR ME)
                                           AND
                                       (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING
                                           BECAUSE: (A) I AM EXEMPT FROM BACKUP
                                           WITHHOLDING, OR (B) I HAVE NOT BEEN
                                           NOTIFIED BY THE INTERNAL REVENUE SERVICE
                                           (THE "IRS") THAT I AM SUBJECT TO BACKUP                   PART 3 --
                                           WITHHOLDING AS A RESULT OF A FAILURE TO               AWAITING TIN  [ ]
                                           REPORT ALL INTEREST OR DIVIDENDS, OR (C)
                                           THE IRS HAS NOTIFIED ME THAT I AM NO LONGER
                                           SUBJECT TO BACKUP WITHHOLDING.
                                           CERTIFICATION INSTRUCTIONS -- YOU MUST
                                           CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN
                                           NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY
                                           SUBJECT TO BACKUP WITHHOLDING BECAUSE OF
                                           UNDER REPORTING INTEREST OR DIVIDENDS ON
                                           YOUR TAX RETURN.
                                      ------------------------------------------------------------------------------------
                                       THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS
                                       DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

                                       SIGNATURE _______________________________  DATE ____________________
----------------------------------------------------------------------------------------------------------------------------

    NOTE: FAILURE TO COMPETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY
          IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3
                          OF THE SUBSTITUTE FORM W-9.

-----------------------------------------------------------------------------------------------------------------------
                                CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
     I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND
     EITHER (1) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE
     APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE OR (2) 1 INTEND TO MAIL
     OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION
     NUMBER BY THE TIME OF PAYMENT, 31% OF ALL REPORTABLE CASH PAYMENTS MADE TO ME THEREAFTER WILL BE WITHHELD
     UNTIL I PROVIDE A TAXPAYER IDENTIFICATION NUMBER.

     -------------------------------------------------------------------  ------------------------------------
                                  Signature                                               Date
--------------------------------------------------------------------------------------------------------------------

     Any questions or requests for assistance or any requests for additional copies of this Letter of Transmittal or the Notice of Guaranteed Delivery should be directed to the Information Agent at the address and telephone number set forth below.

                 THE INFORMATION AGENT FOR THE TENDER OFFER IS:

                               MORROW & CO., INC.

                           445 Park Avenue, 5th Floor
                            New York, New York 10022

                 Banks and Brokerage Firms Call: (800) 662-5200

                    Noteholders Please Call: (800) 566-9061

     Any questions with respect to the Tender Offer may be directed to the Dealer Manager at the address and telephone number set forth below or at such Holder's broker, dealer, commercial bank or trust company or nominee for assistance concerning the Tender Offer.

                  THE DEALER MANAGER FOR THE TENDER OFFER IS:

                         BANCBOSTON ROBERTSON STEPHENS

                       555 California Street, Suite 2600
                        San Francisco, California 94104
                                 (415) 693-3215
                                 (800) 234-2663
                            Attention: Mark McGlade